UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 19, 2008
ROCKWELL MEDICAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Michigan	000-23-661	38-3317208

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
30142 Wixom Road, Wixom, Michigan     48393
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (248) 960-9009
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-3.2
EX-10.28

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On November 19, 2008, the Compensation Committee (the “Committee”) of the Board of Directors of Rockwell Medical Technologies, Inc. approved grants of nonqualified stock options and restricted stock under the Company’s 2007 Long Term Incentive Plan (the “Plan”) for the executive officers as follows:

Name	No. of Options Granted	No. of Restricted Shares Granted
Robert L. Chioini, Chairman, President, Chief Executive Officer and a Director	175,000	100,000

Thomas E. Klema, Vice President, Chief Financial Officer, Treasurer, Secretary	80,000	50,000
     Each of the stock options granted has an exercise price of $3.09 per share (the closing price of the Company’s common stock on the date of grant). The stock options are subject to the terms and conditions of a stock option agreement with each executive officer, a form of which was filed as an exhibit to the Company’s Current Report on Form 8-K dated December 20, 2007.
     The restricted stock grants were made pursuant to the form of restricted stock agreement attached to this Report as Exhibit 10.28. The form of restricted stock agreement provides that, so long as the grantee remains employed by the Company, the restricted stock fully vests in two equal installments on the eighteen-month and thirty-six month anniversaries of the grant date, or immediately upon a “change in control” (as defined in the Plan). If the grantee’s employment is terminated for any reason prior to the restricted stock becoming fully vested, the grantee forfeits the restricted stock, unless otherwise determined by the Committee. The agreement also provides that restricted stock issued to the grantee may not be transferred by the grantee in any manner prior to vesting. Grantees otherwise have all rights of holders of common stock of the Company, including voting rights and the right to receive dividends, if any.
     The above description of the form of restricted stock agreement does not purport to be a complete statement of the provisions thereof. Such description is qualified in its entirety by reference to the form of such agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.28 and is incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On November 19, 2008, the Board approved an amendment and restatement of the Company’s Bylaws, effective immediately that modified and updated the Bylaws to conform to current law and current corporate practices. As a result, a large number of changes were made to the Bylaws. The material changes to the Bylaws are described below.
     A. Amended Section 2.2 to remove the deadline by which annual shareholders meetings must be held,
     B. Amended Section 2.3 to prohibit shareholders from calling special meetings for the purpose of electing directors, except to the extent required by law, or amending Section 2.3.
     C. Completely revised Section 2.5, the Company’s advance notice bylaw provisions. The material changes to Section 2.5 are described below:

          1. The provisions have been modified to clarify that, unless otherwise provided in the articles of incorporation, the only way for a shareholder to nominate a director is by complying with the notice requirements.
          2. Information in addition to that previously required must be provided by the proponent about itself and its affiliates and about any proposed nominee, including the nominee’s name, address and stock ownership information, and upon the Company’s request, any relevant information regarding a nominee’s independence; more detailed ownership information regarding the proponent and its affiliates; a description of compensatory arrangements and other material relationships among the nominee and the proponent; a description of any ownership interest of the proponent or nominee in any direct competitor of the Company; whether the proponent intends to solicit proxies from shareholders in support of its proposed nominee; all information required to be disclosed in a proxy statement as if proxies were being solicited regarding the nominee or the matter; and as to business other than nominations, a description of all agreements and understandings between the proponent and any other person in connection with the proposal of such business.
          3. The proponent must now update the information provided as of the record date for the meeting and as of 10 business days prior to the meeting.
          4. The notice window for annual meeting business has been moved 30 days earlier (from 60 — 90 days before the first anniversary of the prior year’s meeting to 90 — 120 days before). In addition, the Board has the flexibility to set the annual meeting date as many as 60 days (instead of 30 days) later than the anniversary date of the prior year’s meeting before an additional notice period will be triggered. Finally, the amended provision makes clear that postponing or adjourning the meeting, once called, will not extend the notice period or start a new notice period.
          5. If there is an increase in the number of directors and no public announcement of the increase at least 100 days prior to the first anniversary of the prior year’s annual meeting, the notice period regarding nominees for the new directorships is extended until 10 days after the “public announcement” of the increase.
          6. Amended Section 2.5 applies to both annual and special meetings. The prior provision applied only to annual meetings.
          7. The notice period for a special meeting begins not earlier than the 120th day prior to the meeting and ends on the later of the 90th day before the meeting and the 10th day after public announcement of the meeting date.
          8. Proposals made pursuant to SEC Rule 14a-8 and included in the Company’s proxy statement will no longer be subject to the requirements of Section 2.5.
          9. Section 2.5 has been revised to make clear that only issues that are proper matters for shareholder action under applicable law may be brought by shareholders before the meeting.
          10. Section 2.5 now requires that the proponent of a nominee or an item of business must be a shareholder both at the time the notice is given and at the time of the meeting, and a representation by the proponent that it will be at the meeting to make the nomination or bring the other business before the meeting.
          11. Section 2.5 now requires an undertaking from any nominee of a shareholder to comply with the Company’s various policies applicable to outside directors if elected to the Board.
          12. The definition of “public announcement” has been expanded. The list of news services has been modified to include the service currently used by the Company and other potential choices. Also, the “furnished” reference makes clear that information filed under Items 2.02 or 7.01 of Form 8-K would constitute a public announcement, in the same way as information “filed” under other Form 8-K items.

     D. Amended Section 2.6 to clarify that the shareholder list is prima facie evidence of who may examine the shareholder list or vote at a meeting and to address treatment of the shareholder list in the event the shareholder meeting is held on a remote basis.
     E. Amended Sections 2.7 and 2.11 to allow the chairman of the meeting to adjourn a shareholder meeting and to update the provisions relevant to holding shareholder meetings electronically to conform to current Michigan law.
     F. Amended Section 2.8 to require that shareholder votes be cast in writing if more than 25 shareholders of record are entitled to vote and to clarify the treatment of abstentions when counting votes.
     G. Amended Section 2.9 to reflect current practices customary in the securities industry for the transmittal of proxies and to conform to Michigan law.
     H. Amended Section 2.10 to conform certain requirements for election inspectors to current Michigan law.
     I. Added Section 2.11 to provide certain guidelines for conducting meetings of shareholders that are consistent with Michigan law and to clarify the powers of the chairman of the meeting with respect to the conduct of the meeting.
     J. Deleted Section 2.12 with respect to action by written consent since this provision is covered by the Company’s Articles of Incorporation.
     K. Amended Section 4.1 to eliminate the administrative requirement that the Board re-appoint the officers of the Company each year.
     L. Amended Section 4.2 to clarify the Board’s ability to delegate to a committee the power to determine executive compensation, consistent with current Nasdaq corporate governance rules.
     M. Amended Section 4.7 to allow the Board to designate someone other than the Chairman of the Board to preside at meetings.
     N. Amended Sections 5.1 and 5.2 to conform the provision to current Michigan law with respect to delivery of written notices to directors by electronic transmission, to allow for telephonic notice of special Board meetings and to conform the provision to Michigan law with respect to “householding” of reports and other communications that are required to be delivered to shareholders.
     O. Added Section 5.3 to allow for the establishment of Board subcommittees as permitted by Michigan law.
     P. Amended Article VII with respect to indemnification of directors and officers in a number of respects, including the following:
          1. Section 7.1 was modified to specify the types of expenses for which indemnification was required and to conform to current Michigan law in terms of advancement of expenses;
          2. Added Section 7.3 to clarify that the indemnification rights granted under the Bylaws are not exclusive of other rights that the person seeking indemnification may have under any other arrangement with the Company, though the total amount paid may not exceed the amount of actual expenses incurred;
          3. Added Section 7.4 to specify that the indemnification rights under Article VII are contractual; and

          4. Added Section 7.4 to provide an enforcement mechanism and time frames for determinations to be made and for payment of indemnification and advancement of expenses.
     Q. Deleted obsolete provisions in Section 8.5 with respect to distribution of financial statements, which are now covered by federal securities laws.
     R. Deleted Section 8.6 on the application of Chapter 7A of the Michigan Business Corporation Act, which is duplicative of a provision in the Articles of Incorporation.
     S. Added a new Section 8.5 opting out of Chapter 7B of the Michigan Business Corporation Act relating to “control share acquisitions” of shares of the Company.
     The foregoing summary of the Bylaw Amendment is qualified in its entirety by reference to the Amended and Restated Bylaws of the Company, attached to this Current Report on Form 8-K as Exhibit 3.2 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

Exhibit 3.2	Amended and Restated Bylaws of Rockwell Medical Technologies, Inc.
Exhibit 10.28	Form of Restricted Stock Award Agreement (Executive Version)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL MEDICAL TECHNOLOGIES, INC.
Date: November 25, 2008	By:	/s/ Thomas E. Klema
Thomas E. Klema
Its: Chief Financial Officer